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                                                                   Exhibit 10(n)

                             ARRANGEMENT CREDITING
                        100 SHARES OF OLIN COMMON STOCK
                             TO CERTAIN DIRECTORS
                             --------------------



     Effective January 1, 1985, each Olin Director entitled to fees for service as a Director was credited with 100 shares of Olin Common Stock, payment of which was deferred until after the Director retires from the Board. Such deferred shares will be credited with dividend equivalents, payment of which may also be deferred in the form of Common Stock if elected by the Director.